                                                                   EXHIBIT 10.41





                          PLEDGE AND SECURITY AGREEMENT

                         DATED AS OF SEPTEMBER 19, 2002




                                      AMONG



                                 SWIFT & COMPANY
                                  AS A GRANTOR

                                       AND

                               EACH OTHER GRANTOR
                         FROM TIME TO TIME PARTY HERETO



                                       AND



                               CITICORP USA, INC.
                             AS ADMINISTRATIVE AGENT








                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119

                                TABLE OF CONTENTS

                                                                                                       PAGE




ARTICLE I.        DEFINED TERMS.........................................................................1

         Section 1.1       Definitions..................................................................1
         Section 1.2       Certain Other Terms..........................................................5

ARTICLE II.       GRANT OF SECURITY INTEREST............................................................6

         Section 2.1       Collateral...................................................................6
         Section 2.2       Grant of Security Interest in Collateral.....................................7
         Section 2.3       Cash Collateral Accounts.....................................................7

ARTICLE III.      REPRESENTATIONS AND WARRANTIES........................................................8

         Section 3.1       Title; No Other Liens........................................................8
         Section 3.2       Perfection and Priority......................................................8
         Section 3.3       Jurisdiction of Organization; Chief Executive Office.........................8
         Section 3.4       Inventory and Equipment......................................................8
         Section 3.5       Pledged Collateral...........................................................8
         Section 3.6       Accounts.....................................................................9
         Section 3.7       Intellectual Property........................................................9
         Section 3.8       Deposit Accounts; Control Accounts..........................................10
         Section 3.9       Commercial Tort Claims......................................................10
         Section 3.10      Buyers, Commission Merchants and Selling Agents.............................10

ARTICLE IV.       COVENANTS............................................................................10

         Section 4.1       Generally...................................................................10
         Section 4.2       Maintenance of Perfected Security Interest; Further Documentation...........10
         Section 4.3       Changes in Locations, Name, Etc.............................................11
         Section 4.4       Pledged Collateral..........................................................12
         Section 4.5       Control Accounts............................................................13
         Section 4.6       Accounts....................................................................13
         Section 4.7       Delivery of Instruments and Chattel Paper...................................14
         Section 4.8       Intellectual Property.......................................................14
         Section 4.9       Vehicles....................................................................16
         Section 4.10      Payment of Obligations......................................................16
         Section 4.11      Notice of Commercial Tort Claims............................................16

ARTICLE V.        REMEDIAL PROVISIONS..................................................................17

         Section 5.1       Code and Other Remedies.....................................................17
         Section 5.2       Accounts and Payments in Respect of General Intangibles.....................17
         Section 5.3       Pledged Collateral..........................................................18
         Section 5.4       Proceeds to be Turned Over To Administrative Agent..........................19
         Section 5.5       Registration Rights.........................................................19
         Section 5.6       Deficiency..................................................................20

ARTICLE VI.       THE ADMINISTRATIVE AGENT.............................................................21

         Section 6.1       Administrative Agent's Appointment as Attorney-in-Fact......................21
         Section 6.2       Duty of Administrative Agent................................................22
         Section 6.3       Execution of Financing Statements...........................................23
         Section 6.4       Authority of Administrative Agent...........................................23

ARTICLE VII.      MISCELLANEOUS........................................................................23

         Section 7.1       Amendments in Writing.......................................................23

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                      PAGE

         Section 7.2       Notices.....................................................................23
         Section 7.3       No Waiver by Course of Conduct; Cumulative Remedies.........................23
         Section 7.4       Successors and Assigns......................................................24
         Section 7.5       Counterparts................................................................24
         Section 7.6       Severability................................................................24
         Section 7.7       Section Headings............................................................24
         Section 7.8       Entire Agreement............................................................24
         Section 7.9       Governing Law...............................................................25
         Section 7.10      Additional Grantors.........................................................25
         Section 7.11      Release of Collateral.......................................................25
         Section 7.12      Reinstatement...............................................................26

                                TABLE OF CONTENTS
                                   (CONTINUED)



                              ANNEXES AND SCHEDULES



         Annex 1      Form of Deposit Account Control Agreement
         Annex 2      Form of Control Account Agreement
         Annex 3      Form of Pledge Amendment
         Annex 4      Form of Joinder Agreement
         Annex 5      Form of Short Form Copyright Security Agreement
         Annex 6      Form of Short Form Patent Security Agreement
         Annex 7      Form of Short Form Trademark Security Agreement

         Schedule 1   Jurisdiction of Organization; Principal Executive Office
         Schedule 2   Pledged Collateral
         Schedule 3   Filings
         Schedule 4   Location of Inventory and Equipment
         Schedule 5   Intellectual Property
         Schedule 6   Bank Accounts; Control Accounts
         Schedule 7   Commercial Tort Claims

                  PLEDGE AND SECURITY AGREEMENT, dated as of September 19, 2002, by S&C Holdco 3, Inc. ("Holdings"), Swift & Company (the "Company"), and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Grantors) (collectively with Holdings and the Company, the "Grantors," and each a "Grantor"), in favor of Citicorp USA, Inc. ("Citicorp"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, dated as of September 19, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, S&C Australia Holdco Pty. Ltd., ("Australian Holdings"), Australia Meat Holdings Pty. Ltd. (the "Australian Company," together with Australian Holdings, the "Australian Borrowers," and collectively with the Company, the "Borrowers"), Holdings, the Lenders and Issuers party thereto, Citicorp USA, Inc., as administrative and collateral agent for the Lenders and Issuers and as Australian agent for the Lenders and Issuers, JPMorgan Chase Bank, as syndication agent for the Lenders and Issuers, Citisecurities Limited, as Australian collateral trustee for the Lenders and Issuers, and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, each as co-documentation agents for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                   WHEREAS, the Grantors are party to the Domestic Guaranty pursuant to which (i) the Company has guaranteed the Obligations of the Australian Borrowers and (ii) each other Grantor has guaranteed the Obligations of all the Borrowers; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

         ARTICLE I DEFINED TERMS

                  SECTION 1.1 DEFINITIONS

                  (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

                  (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY


                  "Account Debtor"
                  "Accounts"
                  "Certificated Security"
                  "Chattel Paper"
                  "Commercial Tort Claim"
                  "Commodity Account"
                  "Commodity Intermediary"
                  "Deposit Account"
                  "Documents"
                  "Entitlement Holder"
                  "Entitlement Order"
                  "Equipment"
                  "Farm Products"
                  "Financial Asset"
                  "General Intangibles"
                  "Instruments"
                  "Inventory"
                  "Investment Property"
                  "Letter-of-Credit Right"
                  "Payment Intangibles"
                  "Proceeds"
                  "Securities Account"
                  "Securities Intermediary"
                  "Security"
                  "Security Entitlement"

                  (c) The following terms shall have the following meanings:

                  "Additional Pledged Collateral" means any Pledged Collateral acquired by any Grantor after the date hereof, including (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Instruments and the instruments evidencing such indebtedness and (iii) all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. "Additional Pledged Collateral" may be General Intangibles or Investment Property.

                  "Agreement" means this Pledge and Security Agreement.

                  "Approved Securities Intermediary" means a Securities Intermediary or Commodity Intermediary selected or approved by the Administrative Agent and with respect to which a Grantor has delivered to the Administrative Agent an executed Control Account Agreement.

                  "Cash Collateral Account" means any Deposit Account or Securities Account established by the Administrative Agent in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 (Accounts and Payments in Respect of General Intangibles) or 5.4 (Proceeds to be Turned Over To Administrative Agent) or the Credit Agreement.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY


                  "Clear Title" means the U.S. Department of Agriculture program for enforcing UCC security interests in Farm Products against buyers in the ordinary course, pursuant to Section 1324 of the United States Food Security Act of 1985, as amended.

                  "Collateral" has the meaning specified in Section 2.1 (Collateral).

                  "Control Account" means a Securities Account or Commodity Account that is the subject of an effective Control Account Agreement and that is maintained by any Grantor with an Approved Securities Intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

                  "Control Account Agreement" means a letter agreement, substantially in the form of Annex 2 (Form of Control Account Agreement) (with such changes as may be agreed to by the Administrative Agent), executed by the relevant Grantor, the Administrative Agent and the relevant Approved Securities Intermediary.

                  "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

                  "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

                  "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent), executed by the Grantor, the Administrative Agent and the relevant financial institution.

                  "Domestic Secured Obligations" means, with respect to any Grantor, the Secured Obligations of such Grantor (other than in respect of such Grantor's guaranty of the Obligations of the Australian Borrowers).

                  "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, Internet domain names and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Notes" means any promissory note (including the Australian Intercompany Note) evidencing loans made by any Grantor or any of its Subsidiaries to any of its Subsidiaries or to another Grantor.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

                  "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

                  "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor and material to such Grantor's business.

                  "Non-U.S. Person" means any Person that is not a Domestic Person.

                  "Packers and Stockyard Act" means the United States Packers and Stockyards Act, 1921, as amended (7 U.S.C. Section 181-231).

                  "Partnership" means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

                  "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

                  "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, have made, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

                  "Pledged Certificates" means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2 (Pledged Collateral).

                  "Pledged Collateral" means, collectively, the Pledged Instruments, the Pledged Interests, any other Investment Property of any Grantor (other than Investment Property whose value, in the aggregate, does not exceed $100,000), all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

                  "Pledged Instruments" means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

                  "Pledged Interests" means all Pledged Certificates and all Pledged Uncertificated Interests.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  "Pledged Uncertificated Interests" means any Stock or Stock Equivalent of any Person that is not a Pledged Certificate, including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

                  "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent's and the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "Vehicles" means all vehicles covered by a certificate of title law of any state.

                  SECTION 1.2 CERTAIN OTHER TERMS

                  (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

                  (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

                  (g) The term "including" means "including without limitation" except when used in the computation of time periods.

                  (h) The terms "Lender," "Issuer," "Administrative Agent" and "Secured Party" include their respective successors.

                  (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

         ARTICLE II GRANT OF SECURITY INTEREST

                  SECTION 2.1 COLLATERAL

                  For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

                  (a) all Accounts;

                  (b) all Chattel Paper;

                  (c) all Deposit Accounts (including all Cash Collateral Accounts);

                  (d) all Documents;

                  (e) all Equipment;

                  (f) all Farm Products;

                  (g) all General Intangibles (including Payment Intangibles);

                  (h) all Instruments (including the Intercompany Notes);

                  (i) all Inventory;

                  (j) all Investment Property;

                  (k) all Letter-of-Credit Rights;

                  (l) all Vehicles;

                  (m) the Commercial Tort Claims described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Administrative Agent pursuant to Section 4.11 (Notice of Commercial Tort Claims);

                  (n) all books and records pertaining to the other property described in this Section 2.1;

                  (o) all other goods and personal property of such Grantor, whether tangible or intangible and wherever located;

                  (p) all property of any Grantor held by the Administrative Agent or any other Secured Party, including all property of every description, in the possession or custody of or

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

                  (q) to the extent not otherwise included, all Proceeds of each of the foregoing.

                  SECTION 2.2 GRANT OF SECURITY INTEREST IN COLLATERAL

                  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor; provided, however, that only the outstanding Voting Stock of a direct Subsidiary of such Grantor that is not a Domestic Person possessing (together with any other Grantor) up to but not exceeding 65% of the voting power of all classes of Voting Stock of such Subsidiary shall be deemed to be pledged hereunder to secure the Domestic Secured Obligations of such Grantor; and provided, further, that (a) the foregoing grant shall not include any Collateral to the extent that the consent of any Person that is not an Affiliate of such Grantor (other than a Governmental Authority) is required under any valid and enforceable Contractual Obligation of any Loan Party for such grant and such consent has not been obtained despite such Grantor's commercially reasonable efforts to obtain it, provided, however, that such exclusion shall operate only for so long as and only to the extent that (i) such consent as not been obtained, (ii) the provision in the Contractual Obligation of such Grantor requiring such consent remains valid and enforceable and is not otherwise deemed ineffective by applicable Requirements of Law and (iii) notwithstanding the foregoing in this clause (a), such grant shall include the right to receive any payment of money (including General Intangibles for money due or to become due) from, and any Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of, any such Collateral and (b) should any Collateral no longer be excluded pursuant to clause (a) above, the Administrative Agent shall be deemed to have, and all times after the date hereof to have had, a security interest in such Collateral.

                  SECTION 2.3 CASH COLLATERAL ACCOUNTS

                  The Administrative Agent has established a Deposit Account at Citibank, N.A., designated as "Citicorp USA, Inc. - Swift & Company Concentration Account". The Administrative Agent may establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of the Administrative Agent (but may also have words referring to the respective Borrower and the account's purpose). The Company agrees that each such account shall be under the sole dominion and control of the Administrative Agent. The Administrative Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto.

         ARTICLE III REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 3.1 TITLE; NO OTHER LIENS

                  Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

                  SECTION 3.2 PERFECTION AND PRIORITY

                  The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office or with the United States Patent and Trademark Office upon (i) the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than the Cash Collateral Account) and (v) all appropriate filings having been made with the United States Copyright Office or with the United States Patent and Trademark Office. Such security interest shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement.

                  SECTION 3.3 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE
OFFICE

                  On the date hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on
Schedule 1 (Jurisdiction of Organization; Principal Executive Office).

                  SECTION 3.4 INVENTORY AND EQUIPMENT

                  On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment).

                  SECTION 3.5 PLEDGED COLLATERAL

                  (a) The Pledged Interests pledged hereunder by such Grantor are listed on Schedule 2 (Pledged Collateral) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

                  (b) All of the Pledged Interests have been duly and validly issued and are fully paid and nonassessable.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  (c) Each of the Pledged Instruments constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

                  (d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to the Administrative Agent in accordance with Section 4.4(a) (Pledged Collateral).

                  (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

                  (f) Other than Pledged Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Administrative Agent or that consisting of Financial Assets held in a Control Account.

                  SECTION 3.6 ACCOUNTS

                  The aggregate amount payable to such Grantor under or in connection with any Account evidenced by any Instrument or Chattel Paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4 (Pledged Collateral) does not exceed $100,000.

                  SECTION 3.7 INTELLECTUAL PROPERTY

                  (a) Schedule 5 (Intellectual Property) lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. Such Grantor owns or has a right to use all Intellectual Property necessary to conduct its business.

                  (b) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting and unexpired, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in Schedule 5 (Intellectual Property), on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any exclusive licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

                  (e) No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 3.8 DEPOSIT ACCOUNTS; CONTROL ACCOUNTS

                  The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts), which sets forth such information separately for each Grantor.

                  SECTION 3.9 COMMERCIAL TORT CLAIMS

                  The only Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on
Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

                  SECTION 3.10 BUYERS, COMMISSION MERCHANTS AND SELLING AGENTS

                  As of the date hereof, no Grantor sells Farm Products to any buyer, commission merchant or selling agent (as such terms are used in Section 1324 of the U.S. Food Security Act of 1985, as amended).

         ARTICLE IV COVENANTS

                  Each Grantor agrees with the Administrative Agent to the following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  SECTION 4.1 GENERALLY

                  Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 8.2 (Liens, Etc.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Related Document, any Requirement of Law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Collateral if such restriction would have a Material Adverse Effect and (e) promptly notify the Administrative Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral regardless of whether or not it has a Material Adverse Effect.

                  SECTION 4.2 MAINTENANCE OF PERFECTED SECURITY INTEREST;
                              FURTHER DOCUMENTATION

                  (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and shall defend such security interest against the claims and demands of all Persons.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  (b) Such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Administrative Agent.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, filing effective financing statements or giving notice under Clear Title, enforcing any right under the Packers and Stockyards Act, and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

                  SECTION 4.3 CHANGES IN LOCATIONS, NAME, ETC.

                  (a) Except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (i) all documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing (x) any new locations where Inventory or Equipment shall be kept and (y) any changes in the location at which Inventory or Equipment shall be kept that would require the Administrative Agent to take any action to maintain a perfected security interest in such Collateral, such Grantor shall not do any of the following:

                  (i) permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment), except for Inventory or Equipment in transit;

                  (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business, as applicable, from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); provided, however, that each Grantor that is a registered organization may change its chief executive office or sole place of business without prior written notice but shall nonetheless provide the Administrative Agent prompt notice thereof; or

                  (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

                  (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Administrative Agent, the security interest of the Administrative Agent shall be noted on the certificate of title of each Vehicle that is not subject to a purchase money security interest.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 4.4 PLEDGED COLLATERAL

                  (a) Such Grantor shall (i) deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Administrative Agent's request, all Instruments, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment) or such other documentation acceptable to the Administrative Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. The Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  (b) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

                  (c) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership or limited liability company rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.

                  (d) Such Grantor shall not grant control (within the meaning of Section 9-106 of the UCC) over any Investment Property to any Person other than the Administrative Agent.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  (e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Administrative Agent hereunder (including those described in Section 5.3 (Pledged Collateral)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Interests in such Person and to the transfer of such Pledged Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a holder of such Pledged Interests with all the rights, powers and duties of other holders of Pledged Interests of the same class and, if the Grantor having pledged such Pledged Interests hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Administrative Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).

                  (f) Such Grantor shall not, without the consent of the Administrative Agent, agree to any amendment of any Constituent Document that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Collateral pledged by such Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a security under
Section 8-103 of the UCC, or any election to certificate any previously uncertificated membership interest or partnership interest that is part of the Pledged Collateral.

                  SECTION 4.5 CONTROL ACCOUNTS

                  (a) Such Grantor shall not establish or maintain any Securities Account that is not a Control Account.

                  (b) In the event (i) such Grantor or any Approved Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary to comply with the terms of the applicable Control Account Agreement, or (iii) the Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account to make all future payments to another Control Account.

                  SECTION 4.6 ACCOUNTS

                  (a) Such Grantor shall not, other than in the ordinary course of business, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account,
(iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

                  (b) The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Administrative Agent

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



may reasonably require in connection therewith. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless a Default or Event of Default shall be continuing, the Administrative Agent shall request no more than four such reports during any calendar year.

                  SECTION 4.7 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER

                  If any amount in excess of $100,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp USA, Inc., as Administrative Agent".

                  SECTION 4.8 INTELLECTUAL PROPERTY

                  (a) Such Grantor (either itself or through licensees) shall
(i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act that invalidates or materially impairs such Trademark or destroys or materially harms the goodwill associated with any Trademark.

                  (b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

                  (c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

                  (d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

                  (e) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  (f) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                  (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States or register any Internet domain name, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Copyright, Patent, Trademark or Internet domain name and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (h) Such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and any Internet domain name registrar, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

                  (i) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate and commercially reasonable action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

                  (j) Unless otherwise agreed to by the Administrative Agent, such Grantor shall execute and deliver to the Administrative Agent for filing in
(i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Copyright Security Agreement), (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 (Form of Short Form Patent Security Agreement), (iii) the United States Patent and Trademark Office and with the Secretary of State of any appropriate State of the United States a short-form trademark security agreement in form attached hereto as Annex 7 (Form of Short Form Trademark Security Agreement) and (iv) with the appropriate Internet domain name registrar, a duly executed form of assignment for such Internet domain name (together with appropriate supporting documentation as may be requested by the Administrative Agent) in form and substance reasonably acceptable to the Administrative Agent. In the case of clause (iv) above, such Grantor hereby authorizes the Administrative Agent to file such assignment in such Grantor's name and to otherwise do all other actions necessary to complete such registration in the name of such Grantor.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 4.9 VEHICLES

                  Upon the request of the Administrative Agent, within 30 days after the date of such request and, with respect to any Vehicle that is acquired by such Grantor subsequent to the date of any such request and that is not subject to a purchase money security interest, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Administrative Agent's first priority security interest in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Administrative Agent shall deem advisable to perfect its security interests in the Vehicles.

                  SECTION 4.10 PAYMENT OF OBLIGATIONS

                  Such Grantor shall pay and discharge before they become delinquent, all lawful governmental claims, taxes, assessments, charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by proper proceedings, adequate reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                  SECTION 4.11 NOTICE OF COMMERCIAL TORT CLAIMS

                  Such Grantor agrees that, from and after such time as it shall acquire any interest in Commercial Tort Claims (whether from another Person or because such Commercial Tort Claim shall have come into existence) in which the aggregate amount claimed exceeds $100,000, (i) such Grantor shall, immediately upon any such acquisition, deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, a notice of the existence and nature of such Commercial Tort Claims and deliver a supplement to
Schedule 7 (Commercial Tort Claims) containing a specific description of such Commercial Tort Claims, (ii) the provision of Section 2.1 (Collateral) shall apply to such Commercial Tort Claims and (iii) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, any certificate, agreement and other document, and take all other action, deemed by the Administrative Agent to be reasonably necessary or appropriate for the Administrative Agent to obtain, on behalf of the Lenders, a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 4.11 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Administrative Agent, become part of
Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



         ARTICLE V REMEDIAL PROVISIONS

                  SECTION 5.1 CODE AND OTHER REMEDIES

                  During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this
Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  SECTION 5.2 ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL INTANGIBLES

                  (a) If required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in Section 5.4 (Proceeds to be Turned Over To Administrative Agent). Until so turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (b) At the Administrative Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

                  (c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

                  (d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

                  (e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

                  (f) Notwithstanding anything herein to the contrary, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                  SECTION 5.3 PLEDGED COLLATERAL

                  (a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

                  (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent

                  SECTION 5.4 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT

                  All Proceeds that are Cash Equivalents received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

                  SECTION 5.5 REGISTRATION RIGHTS

                  (a) If the Administrative Agent shall determine to exercise its right to sell any the Pledged Collateral pursuant to Section 5.1 (Code and Other Remedies), and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Collateral, or

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

                  (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this
Section 5.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  SECTION 5.6 DEFICIENCY

                  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



         ARTICLE VI THE ADMINISTRATIVE AGENT

                  SECTION 6.1 ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT

                  (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

                  (iv) execute, in connection with any sale provided for in
         Section 5.1 (Code and Other Remedies) or 5.5 (Registration Rights), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

                  (v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



         Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Administrative Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Dollar Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  SECTION 6.2 DUTY OF ADMINISTRATIVE AGENT

                  The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 6.3 EXECUTION OF FINANCING STATEMENTS

                  Each Grantor authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement, and such financing statements and amendments to financing statements may describe the Collateral covered by such financing statements as "all assets of the Grantor", "all personal property of the Grantor", or words of similar effect. Each Grantor also hereby authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  SECTION 6.4 AUTHORITY OF ADMINISTRATIVE AGENT

                  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         ARTICLE VII MISCELLANEOUS

                  SECTION 7.1 AMENDMENTS IN WRITING

                  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with
Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement.

                  SECTION 7.2 NOTICES

                  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed in case the Company at the Company's notice address set forth in such
Section 11.8.

                  SECTION 7.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE
REMEDIES

                  Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay,

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  SECTION 7.4 SUCCESSORS AND ASSIGNS

                  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

                  SECTION 7.5 COUNTERPARTS

                  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

                  SECTION 7.6 SEVERABILITY

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 7.7 SECTION HEADINGS

                  The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

                  SECTION 7.8 ENTIRE AGREEMENT

                  This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 7.9 GOVERNING LAW

                  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  SECTION 7.10 ADDITIONAL GRANTORS

                  If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, Holdings or the Company shall be required to cause any Subsidiary of Holdings or the Company that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

                  SECTION 7.11 RELEASE OF COLLATERAL

                  (a) At the time provided in Section 10.7(b)(i) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (b) If the Administrative Agent shall be permitted pursuant to
Section 10.7(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.7(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement. In connection therewith, the Administrative Agent, at the request and sole expense of the Company, shall execute and deliver to the Company all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Company, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; provided, however, that the Company shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company in form and substance satisfactory to the Administrative Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY



                  SECTION 7.12 REINSTATEMENT

                  Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

                            [SIGNATURE PAGES FOLLOW]

                                                   PLEDGE AND SECURITY AGREEMENT
                                                                 SWIFT & COMPANY




         IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.


                                         Grantors:

                                           S&C HOLOCO 3, INC.,


                                           By: /s/ DANNY HERRON
                                               ---------------------------------
                                               Name:  Danny Herron
                                               Title: Vice President and CFO


                                           SWIFT & COMPANY,


                                           By: /s/ DANNY HERRON
                                               ---------------------------------
                                               Name:  Danny Herron
                                               Title: Vice President and CFO


                                           MILLER BROS. CO., INC.
                                           MONFORT FOOD DISTRIBUTION COMPANY
                                           MONFORT INTERNATIONAL SALES
                                              CORPORATION
                                           MONFORT, INC.
                                           SWIFT BEEF COMPANY (F/K/A CONAGRA
                                              BEEF COMPANY)
                                           SWIFT PORK COMPANY (F/K/A SWIFT &
                                              COMPANY)
                                           SWIFT BRANDS COMPANY

                                           By: /s/ DANNY HERRON
                                               ---------------------------------
                                               Name:  Danny Herron
                                               Title: Vice President and CFO


ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By: /s/ THOMAS M. HALSCH
    ------------------------------------
    Name:  Thomas M. Halsch
    Title: Director


     [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR SWIFT & COMPANY'S
                               CREDIT AGREEMENT]

                                     ANNEX 1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT



                                                          ------------- --, ----


[Financial Institution]
[Address]

Ladies and Gentlemen:

                  Reference is made to account no. [__________] maintained with
you (the "Bank") by [           ] (the "Company") into which funds are deposited
from time to time (the "Account"). [The Company] [Swift & Company, an affiliate of the Company,] has entered into a Credit Agreement, dated as of September 19, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [Swift & Company,] [the Company,] S&C Australia Holdco Pty. Ltd., Australia Meat Holdings Pty. Ltd.,
S&C Holdco 3, Inc., the Lenders and Issuers party thereto, Citicorp USA, Inc., as administrative and collateral agent for the Lenders and Issuers (in such capacity the "Administrative Agent") and as Australian agent for the Lender and Issuers, JPMorgan Chase Bank, as syndication agent for the Lenders and the Issuers, Citisecurities Limited, as Australian collateral trustee for the Lenders and Issuers and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch each as co-documentation agents for the Lenders and Issuers.

                  Pursuant to the Credit Agreement and related documents, the Company has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, investment property, general intangibles and all proceeds thereof (the "Collateral"). Payments with respect to the Collateral are or hereafter may be made to the Account. You, the Company and the Administrative Agent are entering into this letter agreement to perfect the security interest of the Administrative Agent in the Account.

                  The Company hereby transfers to the Administrative Agent exclusive control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Administrative Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company and (ii) acknowledge that the Administrative Agent now has exclusive control of the Account, that all funds in the Account shall be transferred to the Administrative Agent as provided herein, that the Account is being maintained by you for the benefit of the Administrative Agent and that all amounts and other property therein are held by you as custodian for the Administrative Agent.

                  Except as provided in clause (d) below, the Account shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Administrative Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third



                                      A1-1
parties covering the disposition of funds in the Account. You agree with the Administrative Agent as follows:

                  (a) Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Administrative Agent[, shall be entitled "Citicorp USA, Inc. [name of Company] Account"](1) and shall be subject to written instructions only from an authorized officer of the Administrative Agent.

                  (b) You shall maintain a record of all checks and other remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of the Account to Citicorp USA, Inc., as Administrative Agent at the following address:
         388 Greenwich Street, New York, New York, 10013, Attention:
         [____________], with a copy to the Company.

                  (c) You shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

                           ABA Number:
                                        ----------------------------------
                           Citibank, N.A.
                           388 Greenwich Street
                           New York, New York 10013

                           Account Name:
                                          --------------------------------
                                                 Concentration Account
                           Account Number:
                                           -------------------------------
                           Reference:
                                      ------------------------------------
                           Attn:
                                  ----------------------------------------

         or to such other account as the Administrative Agent may from time to time designate in writing (the "Administrative Agent Concentration Account").

                  (d) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

                  This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Administrative Agent, the Secured Parties referred to in the Credit Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Administrative Agent, the Company and you. You may terminate this letter agreement only upon 30 days' prior written notice to the Company and the Administrative Agent. The Administrative Agent may terminate this letter agreement upon 10 days' prior written notice to you and the Company. Upon such termination you shall close the Account and transfer all funds in the Account to the Administrative Agent Concentration Account or as otherwise directed by the Administrative


----------
(1) Only required for new accounts.


                                      A1-2

Agent. After any such termination, you shall nonetheless remain obligated to transfer promptly to the Administrative Agent Concentration Account or as the Administrative Agent may otherwise direct all funds and other property received in respect of the Account.

                  This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

                  This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Administrative Agent, the Company and you. You have not and will not agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party without the prior written consent of the Administrative Agent and the Company.

                  The Company hereby agrees to indemnify and hold you harmless, your directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands, and damages, including, without limitation, any and all court costs and reasonable attorneys fees, in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

                  This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.



                                      A1-3

                  Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Administrative Agent, and you, in accordance with its terms.

                            Very truly yours,

                            [NAME OF COMPANY]


                            By:
                                 ---------------------------------------
                                   Name:
                                   Title:

                            CITICORP USA, INC.,
                            as Administrative Agent



                            By:
                                 ---------------------------------------
                                   Name:
                                   Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

[FINANCIAL INSTITUTION]


By:
     -------------------------------
Name:
Title:




                [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

                                     ANNEX 2
                                       TO
                          PLEDGE AND SECURITY AGREEMENT





                        FORM OF CONTROL ACCOUNT AGREEMENT


[Name and Address
of Approved Securities
Intermediary]


                                                          _____________ __, 20__



Ladies and Gentlemen:

                  The undersigned ___________________ (the "Pledgor") together with certain of its affiliates are party to a Pledge and Security Agreement dated September 19, 2002 in favor of Citicorp USA, Inc., as administrative agent for the Secured Parties referred to therein (the "Pledgee" and such agreement the "Pledge and Security Agreement") pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No. _______ of the Pledgor (the "Pledge").

                  In connection therewith, the Pledgor hereby instructs you (the "Approved Securities Intermediary") to do all of the following:

         1.       maintain the Account, as "________ - Citicorp USA Control
                  Account";

         2. hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the "Assets"), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

         3. provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

         4. honor only the instructions or entitlement orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except that until such time as the Pledgee gives a written notice to the Approved Securities Intermediary that the Pledgor's rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give instructions to enter into purchase or sale transactions in the Account and
                  (c) withdraw and receive for its own use all regularly scheduled interest paid with respect to the Assets ("Permitted Withdrawals"); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash,


                                      A2-1
                  securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

                  By its signature below, the Approved Securities Intermediary agrees to comply with the entitlement orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder).

                  The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

                  For the purpose of this Agreement, the term "Authorized Officer of the Pledgor" shall refer in the singular to ___________________ or ___________________ (each of whom is, on the date hereof, an officer or director of the Pledgor) and "Authorized Officer of the Pledgee" shall refer in the singular to any person who is a vice president or managing director of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.

                  Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

                  As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary's jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the "UCC") shall be, the law of the State of New York.



                                      A2-2

                  The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee's control of the Assets and to confirm the first priority of the Pledgee's security interest in the Assets. The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee's security interest in the Assets.

                  If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

                  This Agreement may be terminated by the Approved Securities Intermediary upon 30 day's prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

                  The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

                  The Pledgor hereby agrees to indemnify and hold you harmless, your affiliates, directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands, and damages, including, without limitation, any and all court costs and reasonable attorneys fees, in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.


                                      A2-3

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.


                                      [NAME OF PLEDGOR]


                                      By:
                                           ------------------------------
                                             Name:
                                             Title:

                                      CITICORP USA, INC.,
                                      as Administrative Agent


                                      By:
                                           ------------------------------
                                             Name:
                                             Title:

ACCEPTED AND AGREED
as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]


By:
     ----------------------------------
      Name:
      Title:




                  [SIGNATURE PAGE TO CONTROL ACCOUNT AGREEMENT]

                                   SCHEDULE A

                                       TO

                                CONTROL AGREEMENT


     LIST OF ASSETS FOR PLEDGED COLLATERAL ACCOUNT NUMBER: _______________







                                      A2-5

                                     ANNEX 3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                            FORM OF PLEDGE AMENDMENT


                  This PLEDGE AMENDMENT, dated as of September 19, 2002, is delivered pursuant to Section 4.4(a) (Pledged Collateral) of the Pledge and Security Agreement, dated as of September 19, 2002, by SWIFT & COMPANY (the "Company"), the [undersigned Grantor and the other] Subsidiaries of the Company from time to time party thereto as Grantors in favor of Citicorp USA, Inc., as the agent for the Secured Parties referred to therein (the "Pledge and Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                                    [GRANTOR]

                                    By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                  Pledged Stock

                                                                                NUMBER OF
                                                                                SHARES,
                                                                                UNITS OR
ISSUER         CLASS                 CERTIFICATE NO(S).   PAR VALUE             INTERESTS
------         -----                 ------------------   ---------             ---------







                                  Pledged Debt


                                                                                    PRINCIPAL
ISSUER              DESCRIPTION OF DEBT   CERTIFICATE NO(S).   FINAL MATURITY       AMOUNT
------              -------------------   ------------------   --------------       ------





                                      A3-1

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By:
     ---------------------------------
      Name:
      Title:




                                      A3-2

                                     ANNEX 4
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                            FORM OF JOINDER AGREEMENT


                  This JOINDER AGREEMENT, dated as of September 19, 2002, is delivered pursuant to Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of September 19, 2002, by SWIFT & COMPANY (the "Company") and the Subsidiaries of the Company listed on the signature pages thereof or joined thereto in favor of the Citicorp USA, Inc., as administrative agent for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

                  By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

                  The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement.

                  The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

                  IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.


                                     [ADDITIONAL GRANTOR]


                                     By:
                                          ----------------------------------
                                            Name:
                                            Title:



                                      A4-1

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By:
     -----------------------------------
      Name:
      Title:



                                      A4-2

                                     ANNEX 5
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                 FORM OF SHORT FORM COPYRIGHT SECURITY AGREEMENT




                  COPYRIGHT SECURITY AGREEMENT, dated as of September 19, 2002, by each of the entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Grantors) of the Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("Citicorp"), as administrative and collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, dated as of September 19, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Swift & Company (the "Company"), S&C Australia Holdco Pty. Ltd. ("Australian Holdings"), Australia Meat Holdings Pty. Ltd. (the "Australian Company," together with Australian Holdings, the "Australian Borrowers," and collectively with the Company, the "Borrowers"), S&C Holdco 3, Inc., the Lenders and Issuers party thereto, Citicorp USA, Inc., as Administrative Agent for the Lenders and Issuers and as Australian agent for the Lenders and Issuers, JPMorgan Chase Bank, as syndication agent for the Lenders and Issuers, Citisecurities Limited as Australian collateral trustee for the Lenders and Issuers and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch each as co-documentation agents for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Grantors are party to the Domestic Guaranty pursuant to which they have guaranteed the Obligations; and

                  WHEREAS, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

                  SECTION 1. DEFINED TERMS

                  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

                  SECTION 2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL

                  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the



                                      A5-1

Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Copyright Collateral"):

                  (a) all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

                  (b) all reissues, continuations or extensions of the foregoing; and

                  (c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License.

                  SECTION 3. SECURITY AGREEMENT

                  The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [SIGNATURE PAGES FOLLOW]


                                      A5-2

                  IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.


                                   Very truly yours,

                                   [GRANTOR],
                                   as Grantor


                                   By:
                                        --------------------------------------
                                         Name:
                                         Title:



ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By:
    -----------------------------------------
     Name:
     Title:



                [SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

                           ACKNOWLEDGEMENT OF GRANTOR



STATE OF ________________)
                         )    ss.
COUNTY OF _______________)


                  On this ___ day of ________ __, 20__ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                          ----------------------------
                                  Notary Public



          [ACKNOWLEDGMENT OF GRANTOR FOR COPYRIGHT SECURITY AGREEMENT]

                                   SCHEDULE I

                                       TO

                          COPYRIGHT SECURITY AGREEMENT


                             COPYRIGHT REGISTRATIONS


A.     REGISTERED COPYRIGHTS

       [Include Copyright Registration Number and Date]

B.     COPYRIGHT APPLICATIONS

C.     COPYRIGHT LICENSES

       [Include complete legal description of agreement (name of agreement, parties and date)]




                                      A5-5

                                     ANNEX 6
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                  FORM OF SHORT FORM PATENT SECURITY AGREEMENT


                  PATENT SECURITY AGREEMENT, dated as of September 19, 2002, by each of the entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 (Additional Grantors) of the Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("Citicorp"), as administrative and collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, dated as of September 19, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Swift & Company (the "Company"), S&C Australia Holdco Pty. Ltd., Australia Meat Holdings Pty. Ltd., S&C Holdco 3, Inc., the Lenders and Issuers party thereto, Citicorp USA, Inc., as Administrative Agent for the Lenders and Issuers and as Australian agent for the Lender and Issuers, JPMorgan Chase Bank, as syndication agent for the Lenders and the Issuers, Citisecurities Limited, as Australian collateral trustee for the Lenders and Issuers and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, each as co-documentation agents for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Grantors are party to the Domestic Guaranty pursuant to which they have guaranteed the Obligations; and

                  WHEREAS, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

                  SECTION 1. DEFINED TERMS

                  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

                  SECTION 2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL

                  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of



                                      A6-1
its right, title and interest in, to and under the following Collateral of such Grantor (the "Patent Collateral"):

                  (a) all of its Patents and Patent Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

                  (b) all reissues, continuations or extensions of the foregoing; and

                  (c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

                  SECTION 3. SECURITY AGREEMENT

                  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [SIGNATURE PAGES FOLLOW]



                                      A6-2

                  IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.



                                      Very truly yours,

                                      [GRANTOR],
                                      as Grantor


                                      By:
                                           ----------------------------------
                                            Name:
                                            Title:



ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By:
    ----------------------------------------
     Name:
     Title:




                  [SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

                           ACKNOWLEDGEMENT OF GRANTOR



STATE OF ________________)
                         )    ss.
COUNTY OF _______________)

                  On this ___ day of ________, 20__ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                          ----------------------------
                                  Notary Public






           [ACKNOWLEDGEMENT OF GRANTOR FOR PATENT SECURITY AGREEMENT]

                                   SCHEDULE I

                                       TO

                            PATENT SECURITY AGREEMENT


                              PATENT REGISTRATIONS


A.     REGISTERED PATENTS

       [Include Patent Registration Number and Date]

B.     PATENT APPLICATIONS

C.     PATENT LICENSES

       [Include complete legal description of agreement (name of agreement, parties and date)]



                                      A6-5

                                     ANNEX 7
                                       TO
                          PLEDGE AND SECURITY AGREEMENT


                 FORM OF SHORT FORM TRADEMARK SECURITY AGREEMENT


                  TRADEMARK SECURITY AGREEMENT, dated as of September 19, 2002, by each of the entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 (Additional Grantors) of the Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("Citicorp"), as administrative and collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, dated as of September 19, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Swift & Company (the "Company"), S&C Australia Holdco Pty. Ltd., Australia Meat Holdings Pty. Ltd., S&C Holdco 3, Inc., the Lenders and Issuers party thereto, Citicorp USA, Inc., as Administrative Agent for the Lenders and Issuers and as Australian agent for the Lender and Issuers, JPMorgan Chase Bank, as syndication agent for the Lenders and the Issuers, Citisecurities Limited, as Australian collateral trustee for the Lenders and Issuers and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, each as co-documentation agents for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Grantors are party to the Domestic Guaranty pursuant to which they have guaranteed the Obligations; and

                  WHEREAS, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

                  SECTION 1. DEFINED TERMS

                  Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

                  SECTION 2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL

                  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of



                                      A7-1
its right, title and interest in, to and under the following Collateral of such Grantor (the "Trademark Collateral"):

                  (a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

                  (b) all reissues, continuations or extensions of the foregoing;

                  (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

                  (d) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future
(i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

                  SECTION 3. SECURITY AGREEMENT

                  The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [SIGNATURE PAGES FOLLOW]






                                      A7-2

                                   SCHEDULE I

                                       TO

                          TRADEMARK SECURITY AGREEMENT


                             TRADEMARK REGISTRATIONS


A.     REGISTERED TRADEMARKS

       [Include trademark registration number and date of registration]

B.     TRADEMARK APPLICATIONS

C.     TRADEMARK LICENSES

       [Include complete legal description of agreement (name of agreement, parties and date)]





                                      A7-3